UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03870

Morgan Stanley U.S. Government Securities Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2022

Item 1 - Report to Shareholders

Morgan Stanley U.S. Government Securities Trust

Annual Report

December 31, 2022

Morgan Stanley U.S. Government Securities Trust

Table of Contents (unaudited)

Welcome Shareholder	3
Fund Report	4
Performance Summary	10
Expense Example	12
Portfolio of Investments	14
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Notes to Financial Statements	25
Financial Highlights	40
Report of Independent Registered Public Accounting Firm	44
Liquidity Risk Management Program	45
U.S. Customer Privacy Notice	46
Trustee and Officer Information	49

Welcome Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Morgan Stanley U.S. Government Securities Trust (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended December 31, 2022

Total Return for the 12 Months Ended December 31, 2022
Class A	Class L	Class I	Class C	Bloomberg U.S. Government/ Mortgage Index1(i)	Lipper General U.S. Government Funds Index[2]
–13.03%	–13.28%	–12.63%	–13.72%	–12.12%	–13.04%

The performance of Morgan Stanley U.S. Government Securities Trust's (the "Fund") four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The first quarter of 2022 was one of the worst quarters for financial markets since the 1980s. In the first half of the quarter, the focus was the hawkish shift in central bank policy. Then, in late February, Russia invaded Ukraine. The relative safe-haven status of government bonds, which was initially evident after the invasion, proved ephemeral, as the rally at the end of February quickly reversed and turned into a large March sell-off. Indeed, it did not take long for markets to turn their focus away from the negative growth implications of the war and increased sanctions and toward its inflationary, possibly stagflationary, implications. The market's reaction was especially strong as the new shock exacerbated inflationary conditions already on the boil from an overheating global economy beset with supply chain disruptions. Market expectations of central bank rate hikes ratcheted higher, sending global bond yields spiraling upward. The extent of the shift in monetary policy in 2022 was breathtaking by historical standards.

During the first quarter of 2022, 2-, 5-, 10- and 30-year Treasury yields rose by 160, 120, 83 and 54 basis points (bps), respectively.(ii) The flattening of the yield curve resulted in the 3- to 10-year portion becoming inverted. Agency mortgage-backed securities (MBS) underperformed significantly during the first quarter, with current coupon agency MBS spreads widening further than their pre-pandemic levels. The average 30-year mortgage rate rose from about 3.25% to almost 5%.(ii) Securitized credit sectors also suffered; however, fundamental performance continued to be positive.

The second quarter of 2022 continued the trends of poor performance, high inflation and a hawkish central bank, and added increasing fears of recession. Volatility continued at levels rarely seen over the last two decades, with markets zigging and zagging between inflation and recession fears. One key event was the Federal Reserve's (Fed) June 2022 Federal Open Market Committee meeting, which surprised the market with a larger-than-expected 75-basis point rate hike and a substantial increase in their "dot plot," which pushed the Fed's median rate forecast to 3.8% for the year-end of 2023.

(i)  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

(ii)  Source: Bloomberg L.P. Data as of March 31, 2022. One basis point = 0.01%

For the second quarter of 2022, 2-, 5-,10- and 30-year Treasury yields rose by 62, 58, 67 and 74 bps, respectively.(iii) This was considered a sign that the market expects the Fed to eventually win its battle against inflation, though not without significant effort. Agency MBS spreads widened further in the quarter. Securitized credit spreads also widened further during the quarter.

The bond market rout continued in the third quarter of 2022. During the third quarter, 2-, 5-, 10- and 30-year Treasury yields rose by 133, 105, 82 and 59 bps, respectively.(iv) Within corporate bonds, financials underperformed industrials, as macro factors (high inflation and the tightening of monetary policy) continued to be the main market driver. The quarter was also difficult in securitized markets, as both agency MBS and securitized credit spreads widened further. Agency MBS current coupon spreads widened 36 bps during the quarter to +172 bps above comparable duration U.S. Treasuries.(iv)

Bond market woes in the third quarter were caused by a litany of factors: better-than-expected U.S. employment, worse-than-expected inflation and the Fed meaningfully raising the expected terminal fed funds rate. These factors were compounded by the U.K. bond market meltdown late in the quarter. Sovereign yields moved substantially higher during the quarter. Credit markets were mixed, though they weakened in the latter part of the quarter. They were clearly impacted by the rise in yields, turmoil in the U.K. and, maybe most importantly, the rising probability of a recession or hard landing as the Fed asserted its hawkish stance. Also, not surprisingly, the U.S. dollar was strong once again, rising in value against almost all of the world's currencies.

Over the last quarter of 2022, the Bloomberg U.S. Corporate Index(v) spread tightened 29 bps.(vi) With this bounce back it finished the year only 38 bps wider, after peaking at a spread of 165 bps in early October (73 bps wider than it started 2022). Financials and BBB-rated industrials, which lagged for much of the year, outperformed higher-rated industrials during the quarter. Agency MBS current coupon spreads also bounced back, tightening by 27 bps to finish the year 77 bps wider. The agency MBS market seems to have stabilized. Securitized credit sectors continued to play catch-up as they lagged corporate spread tightening for most of 2022. New issue securitized supply remains very low as loan origination in both residential loans and commercial loans has declined substantially. Securitized fundamental credit remains stable — delinquencies are rising slowly, but remain low from a historical basis, and do not appear to be threatening to the relatively thick levels of structural credit protection for most securitized assets.

(iii)  Source: Bloomberg L.P. Data as of June 30, 2022.

(iv)  Source: Bloomberg L.P. Data as of September 30, 2022.

(v)  The Bloomberg U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable and corporate bond market.

(vi)  Source: Bloomberg L.P. Data as of December 31, 2022.

2022 ended with a bang; though unfortunately not a good one. December proved to be a fitting end to a terrible year for bonds and financial assets in general, with yields up significantly once again. Optimism based on declining inflation, weaker growth and less hawkish central banks proved to be illusory. The Fed, European Central Bank and Bank of England all raised rates. During the fourth quarter, Treasury yield changes were mixed, as 2-, 10- and 30-year rates rose 15, 5 and 19 bps, respectively, while the 5-year yield declined 9 bps. The final, historic tally for the year were increases of 369, 274, 236 and 206 bps for 2-, 5-, 10- and 30-year Treasury yields. The increase in 2022 was confined to real yields, as 10-year breakeven inflation rates fell 30 bps, so the 10-year real yield rose 266 bps. At least this suggests, in our view, that the market believes that the Fed will eventually prevail in its painful battle against inflation. Notably, the Fed's most recent median rate forecast rose to 5.25% for end-2023, though the market expects it will peak sooner and begin to fall again by the end of the year.

Performance Analysis

All share classes of the Fund underperformed the Bloomberg U.S. Government/Mortgage Index (the "Index"), and Class L and C shares underperformed the Lipper General U.S. Government Funds Index while Class A and I shares outperformed the Lipper General U.S. Government Funds Index for the 12 months ended December 31, 2022, assuming no deduction of applicable sales charges.

Over the 12-month period, the portfolio underperformed the Index mainly due to the portfolio's positioning within spread sectors. The allocations to non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) were the largest detractors. Asset-backed securities (ABS) also detracted as securitized credit spreads widened through most of the year on the back of increasing volatility, continued high inflation and risks of recession. The out-of-Index holdings in taxable municipal bonds and the overweight to government-related agency debt detracted as well amid a challenging macro backdrop. The short U.S. duration position held over most of the year contributed to relative performance, as interest rates rose over the period. The portfolio's underweight positioning to agency RMBS also contributed, given that the asset class performed poorly as the Fed continued to tighten monetary policy.

The portfolio is structured to have an underweight in Treasuries and a yield advantage relative to the benchmark. In addition to U.S. government securities, such as Treasuries, agencies and agency MBS, it also holds high quality U.S. taxable municipals, and AAA-rated non-agency MBS and ABS. The portfolio's duration target was adjusted to flat relative to its benchmark towards the end of the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* AS OF 12/31/22
Agency Fixed Rate Mortgages	34.1%
Short-Term Investments	21.0
Commercial Mortgage-Backed Securities	15.6
Municipal Bonds	13.3
Mortgages — Other	5.9
U.S. Treasury Securities	4.0
Asset-Backed Securities	2.9
U.S. Agency Security	2.4
Agency Adjustable Rate Mortgages	0.3
Agency Bond — Sovereign (U.S. Government Guaranteed)	0.2
Agency Bond — Finance (U.S. Government Guaranteed)	0.2
Collateralized Mortgage Obligations — Agency Collateral Series	0.1

*  Does not include open long/short futures contracts with a value of $62,985,259 and net unrealized depreciation of $171,836.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are stated as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 80% of its net assets in a portfolio of U.S. government securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. In making investment decisions, the Fund's "Adviser," Morgan Stanley Investment Management Inc., considers economic developments, interest rate trends and other factors. The U.S. government securities that the Fund may purchase include: U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States; securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury; securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality; municipal securities; and securities guaranteed by the U.S. Government or its agencies and instrumentalities or securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. The Fund's investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the money market public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at http://www.sec.gov.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended December 31, 2022 (unaudited)
Symbol	Class A Shares* (since 07/28/97) USGAX		Class L Shares** (since 07/28/97) USGCX	Class I Shares*** (since 07/28/97) USGDX	Class C Shares† (since 04/30/15) MSGVX
1 Year	–13.03 –15.88[4]	%[3]	–13.28 —%[3]	–12.63 —%[3]	–13.72 –14.56 [4]	%[3]
5 Years	–0.88[3] –1.53[4]		–1.16[3] —	–0.52[3] —	–1.66 [3] –1.66 [4]
10 Years	0.40[3] 0.07[4]		0.11[3] —	0.72[3] —	— —
Since Inception	2.93[3] 2.80[4]		2.52[3] —	3.21[3] —	–0.78 [3] –0.78 [4]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class L, Class I and Class C shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sale charges. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

*  The maximum front-end sales charge for Class A is 3.25%.

**  Class L has no sales charge. Class L shares are closed for new investments.

***  Class I has no sales charge.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

(1)  The Bloomberg U.S. Government/Mortgage Index includes Treasuries, government-related issues, and agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper General U.S. Government Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on December 31, 2022.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/22 – 12/31/22.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/22	12/31/22	07/01/22 – 12/31/22
Class A
Actual (–4.00% return)	$1,000.00	$960.00	$4.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.15	$4.38
Class L
Actual (–4.11% return)	$1,000.00	$958.90	$5.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.77	$5.76
Class I
Actual (–3.84% return)	$1,000.00	$961.60	$2.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.83	$2.68
Class C
Actual (–4.35% return)	$1,000.00	$956.50	$8.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.22	$8.33

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.61%, 0.89%, 0.29% and 1.60% for Class A, Class L, Class I and Class C shares, respectively, multiplied by the average account value over the period and multiplied by 186/365 (to reflect the one-half year period).

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2022

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (0.3%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$98	12 Month USD LIBOR + 1.74%	3.988%	11/01/36	$98,597
520	12 Month USD LIBOR + 1.82%	3.539	06/01/43	524,190
152	12 Month USD LIBOR + 1.91%	4.155	10/01/36	152,977
	Total Agency Adjustable Rate Mortgages (Cost $812,398)			775,764
	Agency Bond - Finance (U.S. Government Guaranteed) (0.3%)
754	Washington Aircraft 1 Co., DAC (Ireland) (Cost $754,089)	2.637	09/15/26	717,850
	Agency Bond - Sovereign (U.S. Government Guaranteed) (0.3%)
773	Petroleos Mexicanos (Mexico) (Cost $772,500)	2.46	12/15/25	738,064
	Agency Fixed Rate Mortgages (42.1%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
89		3.00	12/01/49	77,355
254		4.00	04/01/49	241,568
270		4.50	11/01/48	264,382
	Gold Pools:
1,962		3.00	03/01/47 - 06/01/49	1,763,933
3,953		3.50	08/01/42 - 04/01/49	3,695,515
1,435		4.00	12/01/41 - 10/01/45	1,388,864
329		5.00	01/01/40	333,200
424		5.50	11/01/39	439,083
124		6.50	03/01/29 - 09/01/32	129,438
105		7.50	05/01/35	111,970
67		8.00	08/01/32	71,358
82		8.50	08/01/31	87,268
	Federal National Mortgage Association
2,658		2.00	11/01/51	2,100,690
	Conventional Pools:
392		2.50	02/01/50	337,896
3,757		3.00	06/01/40 - 11/01/49	3,380,097
8,409		3.50	12/01/42 - 07/01/49	7,822,585
9,266		4.00	11/01/41 - 09/01/48	8,949,133
3,516		4.50	01/01/25 - 09/01/48	3,479,248

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,142		5.00%		05/01/35 - 02/01/41	$1,152,370
388		5.094		03/01/38	387,732
1,143		5.50		03/01/35 - 10/01/35	1,174,629
19		6.50		06/01/29 - 02/01/33	20,115
1		7.00		05/01/31	678
174		7.50		08/01/37	184,870
136		8.00		04/01/33	144,509
146		8.50		10/01/32	155,473
	January TBA:
8,675	(a)	2.00		01/01/53	7,082,054
20,000	(a)	2.50		01/01/53	16,959,375
12,850	(a)	3.00		01/01/53	11,290,933
1,275	(a)	3.50		01/01/53	1,159,751
2,000	(a)	4.00		01/01/53	1,877,812
8,525	(a)	4.50		01/01/53	8,218,632
4,050	(a)	5.00		01/01/53	3,994,314
6,175	(a)	5.50		01/01/53	6,194,300
	Government National Mortgage Association, Various Pools:
2,205		3.50		08/20/45 - 07/20/49	2,057,598
2,233		4.00		11/20/42 - 05/20/49	2,139,834
35		4.50		04/20/49	34,103
333		5.00		01/20/40 - 02/20/49	334,614
32		5.125		11/20/37	32,931
275		5.25		04/20/36 - 09/20/39	278,224
512		5.375		02/20/36 - 08/20/40	519,752
602		6.00		06/15/28 - 09/20/34	619,032
37		7.00		03/20/26 - 07/20/29	38,206
79		8.00		06/15/22 - 08/15/31	82,166
60		8.50		07/15/30	61,410
3		9.00		07/15/24 - 02/15/25	2,333
	Total Agency Fixed Rate Mortgages (Cost $106,376,212)				100,871,333
	Asset-Backed Securities (3.6%)
670	Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd., 1 Month USD LIBOR + 1.07% (b)	5.388	(c)	08/15/34	637,119
804	ELFI Graduate Loan Program 2021-A LLC (b)	1.53		12/26/46	702,871

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Navient Private Education Refinance Loan Trust
$929	(b)	0.97%		12/16/69	$779,393
711	(b)	1.11		02/18/70	599,349
514	(b)	4.16		10/15/70	480,837
583	Nelnet Student Loan Trust (b)	1.32		04/20/62	517,970
1,015	NMEF Funding LLC, Series 2022-B (b)	6.07		06/15/29	1,014,308
	PFS Financing Corp.
850	(b)	0.77		08/15/26	784,452
1,090	(b)	2.47		02/15/27	1,024,738
	United States Small Business Administration
741		2.42		06/01/32	680,539
1,536		2.67		04/01/32	1,416,293
	Total Asset-Backed Securities (Cost $9,441,528)				8,637,869
	Collateralized Mortgage Obligations - Agency Collateral Series (0.1%)
1,735	Federal Home Loan Mortgage Corporation, IO REMIC,
	6.00% - 1 Month USD LIBOR	1.682	(d)	11/15/43	133,400
942	Federal National Mortgage Association, IO REMIC,
	6.55% - 1 Month USD LIBOR	2.161	(d)	08/25/41	25,165
245	Government National Mortgage Association, IO	5.00		02/16/41	53,420
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $15,862)				211,985
	Commercial Mortgage-Backed Securities (19.3%)
1,425	BAMLL Commercial Mortgage Securities Trust, 1 Month Term SOFR + 1.15% (b)	5.486	(c)	01/15/39	1,376,602
6,644	BANK 2019-BNK21, IO	0.845	(c)	10/17/52	276,715
565	BDS 2021-FL8, 1 Month USD LIBOR + 0.92% (b)	5.259	(c)	01/18/36	546,407
1,400	BF Mortgage Trust, 1 Month USD LIBOR + 1.20% (b)	5.518	(c)	12/15/35	1,294,129
1,130	BPR Trust, 1 Month Term SOFR + 3.00% (b)	7.336	(c)	05/15/39	1,121,480
775	BSREP Commercial Mortgage Trust, 1 Month USD LIBOR + 0.95% (b)	5.268	(c)	08/15/38	740,059

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,500	BX Commercial Mortgage Trust, Class A, 1 Month USD LIBOR + 0.70% (b)	5.018	(c)%	04/15/34	$1,430,496
600	CAMB Commercial Mortgage Trust, 1 Month USD LIBOR + 1.07% (b)	5.388	(c)	12/15/37	593,027
	Citigroup Commercial Mortgage Trust, IO
4,846		0.721	(c)	11/10/48	79,281
12,936		0.873	(c)	09/10/58	243,372
7,654		0.989	(c)	11/10/46	36,087
	Commercial Mortgage Trust, IO
21,564		0.512	(c)	02/10/47	80,348
4,663		0.958	(c)	08/10/46	18,032
	Credit Suisse Mortgage Capital Certificates
1,950	(b)	2.389		07/15/31	1,665,372
1,300	1 Month USD LIBOR + 1.40% (b)	5.718	(c)	07/15/38	1,250,143
1,214	CSWF Commercial Mortgage Trust, 1 Month USD LIBOR + 0.97% (b)	5.285	(c)	06/15/34	1,162,864
1,250	DROP Mortgage Trust, 1 Month USD LIBOR + 1.15% (b)	5.47	(c)	10/15/43	1,195,429
	Federal Home Loan Mortgage Corporation
24,115		0.325	(c)	04/25/32	637,810
3,850		3.208		02/25/26	3,707,184
2,676		3.32	(c)	02/25/23	2,667,598
3,429		3.527	(c)	10/25/23	3,382,141
3,200		3.69		01/25/29	3,076,228
2,760		3.90	(c)	08/25/28	2,691,973
	IO
32,150		0.327	(c)	11/25/27	446,326
	GS Mortgage Securities Trust, IO
8,508		0.994	(c)	11/10/46	37,654
11,699		1.009	(c)	04/10/47	102,286
13,606		1.204	(c)	10/10/48	365,464
1,300	Hawaii Hotel Trust, 1 Month USD LIBOR + 1.15% (b)	5.468	(c)	05/15/38	1,267,526
1,350	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class A, 1 Month USD LIBOR + 1.12% (b)	5.433	(c)	11/15/38	1,296,077

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	JP Morgan Chase Commercial Mortgage Securities Trust
$1,600	SOFR30A + 1.40% (b)	5.207	(c)%	03/15/39	$1,552,071
	IO
7,463		0.587	(c)	12/15/49	128,777
	JPMBB Commercial Mortgage Securities Trust, IO
19,809		0.688	(c)	01/15/47	78,858
4,273		0.993	(c)	11/15/45	18,159
1,375	Life Mortgage Trust, 1 Month Term SOFR + 1.30% (b)	5.631	(c)	05/15/39	1,345,822
	Natixis Commercial Mortgage Securities Trust
1,170	1 Month USD LIBOR + 0.95% (b)	5.268	(c)	08/15/38	1,118,767
1,450	1 Month Term SOFR + 1.40% (b)	5.737	(c)	01/15/39	1,389,552
1,975	SFO Commercial Mortgage Trust, Class A, 1 Month USD LIBOR + 1.15% (b)	5.468	(c)	05/15/38	1,817,202
1,300	SG Commercial Mortgage Securities Trust (b)	4.163		02/15/41	1,157,103
1,375	Taubman Centers Commercial Mortgage Trust, 1 Month Term SOFR + 2.19% (b)	6.522	(c)	05/15/37	1,338,536
850	TPGI Trust, Class A, 1 Month USD LIBOR + 0.70% (b)	5.02	(c)	06/15/26	821,920
603	TTAN 2021-MHC, Class A, 1 Month USD LIBOR + 0.85% (b)	5.168	(c)	03/15/38	585,923
181	VMC Finance LLC, 1 Month USD LIBOR + 1.10% (b)	5.426	(c)	09/15/36	175,135
800	Wells Fargo Commercial Mortgage Trust, 1 Month USD LIBOR + 1.01% (b)	5.328	(c)	02/15/37	772,761
	WFRBS Commercial Mortgage Trust, IO
9,830		0.393	(c)	08/15/46	8,234
6,222		0.908	(c)	03/15/46	30,239
12,762		1.036	(c)	12/15/46	69,559
1,100	Worldwide Plaza Trust (b)	3.526		11/10/36	926,698
	Total Commercial Mortgage-Backed Securities (Cost $48,558,326)				46,123,426

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Mortgages - Other (7.3%)
$655	Ajax Mortgage Loan Trust (b)	1.698%		05/25/59	$552,400
657	BRAVO Residential Funding Trust (b)	3.50	(c)	10/25/44	605,090
550	Cascade Funding Mortgage Trust (b)	4.00	(c)	10/25/68	531,267
596	Ellington Financial Mortgage Trust (b)	0.797	(c)	02/25/66	484,955
	Federal Home Loan Mortgage Corporation
1,275		3.00		09/25/45 - 05/25/47	1,096,967
853		3.50		05/25/45 - 05/25/47	745,256
23		4.00		05/25/45	20,083
	Galton Funding Mortgage Trust
140	(b)	3.50	(c)	06/25/59	126,748
33	(b)	4.00	(c)	02/25/59	31,275
314	GCAT Trust (b)	1.555		04/25/65	284,797
	Imperial Fund Mortgage Trust
482	(b)	1.595	(c)	11/25/56	399,000
876	(b)	2.493	(c)	02/25/67	762,626
1,349	JP Morgan Mortgage Trust (b)	3.50	(c)	09/25/52	1,178,161
177	OBX Trust (b)	3.50	(c)	02/25/60	154,603
405	Oceanview Mortgage Loan Trust (b)	1.733	(c)	05/28/50	361,371
	Seasoned Credit Risk Transfer Trust
9,152		3.00		07/25/56 - 05/25/60	8,110,437
749		4.00		08/25/58 - 02/25/59	703,414
1,382		4.50		06/25/57	1,361,493
	Total Mortgages - Other (Cost $19,543,424)				17,509,943
	Municipal Bonds (16.4%)
3,615	Bay Area Toll Authority	6.263		04/01/49	4,108,928
3,875	City of New York, NY, Series G-1	5.968		03/01/36	4,150,472
3,060	City of San Francisco CA Public Utilities Commission Water Revenue	6.00		11/01/40	3,293,467
5,980	Los Angeles Unified School District	5.75		07/01/34	6,256,056
1,450	Metropolitan Transportation Authority	6.668		11/15/39	1,501,786
6,245	Missouri Highway & Transportation Commission	5.445		05/01/33	6,448,577
3,625	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Series A	5.267		05/01/27	3,659,971
3,000	New York State Dormitory Authority	5.628		03/15/39	3,081,419
1,725	North Carolina State University at Raleigh, Series B	2.62		10/01/39	1,153,540

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$1,400	Onondaga Civic Development Corp., NY	3.068%	12/01/55	$865,441
2,575	State of Oregon Department of Transportation	5.834	11/15/34	2,768,928
1,580	State of Washington	5.481	08/01/39	1,655,831
560	University of Michigan, MI, Series A	4.454	04/01/2122	455,668
	Total Municipal Bonds (Cost $39,341,103)			39,400,084
	U.S. Agency Security (3.0%)
6,935	Tennessee Valley Authority (Cost $6,950,979)	5.25	09/15/39	7,223,547
	U.S. Treasury Securities (4.9%)
	U.S. Treasury Notes
1,000		0.375	04/15/24	946,406
1,675		1.25	09/30/28	1,438,734
4,300		1.50	08/15/26	3,920,391
2,250		1.625	05/15/26	2,071,318
3,700		2.25	02/15/27	3,444,035
	Total U.S. Treasury Securities (Cost $12,360,326)			11,820,884
	Short-Term Investments (25.9%)
	U.S. Treasury Securities
2,370	U.S. Treasury Bill (e)	3.843	03/16/23	2,350,369
	U.S. Treasury Notes
54,825		0.125	05/15/23 - 10/15/23	53,426,318
2,500		0.25	09/30/23	2,416,982
3,850		1.25	07/31/23	3,774,310
	Total Short-Term Investments (Cost $62,189,659)			61,967,979
	Total Investments (Cost $307,116,406) (f)(g)		123.5%	295,998,728
	Liabilities in Excess of Other Assets		(23.5)	(56,231,920)
	Net Assets		100.0%	$239,766,808

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  REMIC  Real Estate Mortgage Investment Conduit.

  SOFR  Secured Overnight Financing Rate.

  TBA  To Be Announced.

  (a)  Security is subject to delayed delivery.

  (b)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2022 continued

  (c)  Floating or variable rate securities: The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (d)  Inverse Floating Rate Security - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2022.

  (e)  Rate shown is the yield to maturity at December 31, 2022.

  (f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis and open futures contracts.

  (g)  At December 31, 2022, the aggregate cost for federal income tax purposes is $307,264,171. The aggregate gross unrealized appreciation is $1,657,459 and the aggregate gross unrealized depreciation is $13,082,198, resulting in net unrealized depreciation of $11,424,739.

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2022:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury Long Bond	104	Mar-23	$10,400	$13,968,500	$(59,706)
U.S. Treasury 5 yr. Note	91	Mar-23	9,100	9,821,602	(95,948)
U.S. Treasury 10 yr. Note	46	Mar-23	4,600	5,165,656	(38,323)
U.S. Treasury 10 yr. Ultra Note	2	Mar-23	200	236,563	735
Short:
U.S. Treasury Long Bond	34	Mar-23	(3,400)	(4,261,688)	31
U.S. Treasury 2 yr. Note	144	Mar-23	(28,800)	(29,531,250)	21,375
					$(171,836)

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements

Statement of Assets and Liabilities December 31, 2022

Assets:
Investments in securities, at value (cost $307,116,406)	$295,998,728
Due from broker	725,000
Cash	474,442
Receivable for:
Investments sold	2,476,740
Interest	1,254,338
Shares of beneficial interest sold	461,487
Prepaid expenses and other assets	27,375
Total Assets	301,418,110
Liabilities:
Payable for:
Investments purchased	60,771,761
Shares of beneficial interest redeemed	340,539
Variation margin on open futures contracts	151,440
Transfer and sub transfer agent fees	69,744
Trustees' fees	51,004
Distribution fee	49,844
Advisory fee	39,469
Dividends to shareholders	22,347
Administration fee	17,664
Accrued expenses and other payables	137,490
Total Liabilities	61,651,302
Net Assets	$239,766,808
Composition of Net Assets:
Paid-in-Capital	$273,524,070
Total Accumulated Loss	$(33,757,262)
Net Assets	$239,766,808
Class A Shares:
Net Assets	$190,425,557
Shares Outstanding (unlimited shares authorized, $0.01 par value)	26,291,382
Net Asset Value Per Share	$7.24
Maximum Offering Price Per Share, (net asset value plus 3.36% of net asset value)	$7.48
Class L Shares:
Net Assets	$4,003,871
Shares Outstanding (unlimited shares authorized, $0.01 par value)	548,445
Net Asset Value Per Share	$7.30
Class I Shares:
Net Assets	$40,444,087
Shares Outstanding (unlimited shares authorized, $0.01 par value)	5,581,137
Net Asset Value Per Share	$7.25
Class C Shares:
Net Assets	$4,893,293
Shares Outstanding (unlimited shares authorized, $0.01 par value)	670,242
Net Asset Value Per Share	$7.30

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements continued

Statement of Operations For the year ended December 31, 2022

Net Investment Income: Income
Interest	$9,210,867
Dividends from affiliate (Note 9)	15,167
Total Income	9,226,034
Expenses
Advisory fee (Note 4)	1,118,930
Distribution fee (Class A shares) (Note 5)	533,227
Distribution fee (Class L shares) (Note 5)	22,971
Distribution fee (Class C shares) (Note 5)	44,694
Administration fee (Note 4)	213,130
Transfer agent fees and expenses (Class A shares) (Note 8)	158,603
Transfer agent fees and expenses (Class L shares) (Note 8)	4,786
Transfer agent fees and expenses (Class I shares) (Note 8)	19,684
Transfer agent fees and expenses (Class C shares) (Note 8)	3,040
Sub transfer agent fees and expenses (Class A shares)	135,199
Sub transfer agent fees and expenses (Class L shares)	3,261
Sub transfer agent fees and expenses (Class I shares)	40,740
Sub transfer agent fees and expenses (Class C shares)	3,291
Professional fees	157,510
Registration fees	80,314
Shareholder reports and notices	67,929
Custodian fees (Note 7)	38,650
Trustees' fees and expenses	12,989
Other	65,994
Total Expenses	2,724,942
Less: waiver of Advisory fees (Note 4)	(370,105)
Less: reimbursement of class specific expenses (Class A shares) (Note 4)	(123,535)
Less: reimbursement of class specific expenses (Class L shares) (Note 4)	(3,273)
Less: reimbursement of class specific expenses (Class I shares) (Note 4)	(60,413)
Less: reimbursement of class specific expenses (Class C shares) (Note 4)	(1,686)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 9)	(1,647)
Net Expenses	2,164,283
Net Investment Income	7,061,751
Realized and Unrealized Gain (Loss): Realized Loss on:
Investments	(11,361,622)
Futures contracts	(3,449,081)
Net Realized Loss	(14,810,703)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(30,830,699)
Futures contracts	11,728
Net Change in Unrealized Appreciation (Depreciation)	(30,818,971)
Net Loss	(45,629,674)
Net Decrease in Net Assets Resulting from Operations	$(38,567,923)

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2022	FOR THE YEAR ENDED DECEMBER 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,061,751	$7,234,223
Net realized loss	(14,810,703)	(844,884)
Net change in unrealized appreciation (depreciation)	(30,818,971)	(13,706,720)
Net Decrease in Net Assets Resulting from Operations	(38,567,923)	(7,317,381)
Dividends and Distributions to Shareholders from:
Net Investment Income:
Class A shares	(5,862,624)	(6,040,410)
Class L shares	(112,407)	(115,313)
Class I shares	(1,363,158)	(1,776,583)
Class C shares	(86,458)	(106,407)
Total Dividends and Distributions to Shareholders	(7,424,647)	(8,038,713)
Net decrease from transactions in shares of beneficial interest	(24,004,145)	(73,470,952)
Net Decrease	(69,996,715)	(88,827,046)
Net Assets:
Beginning of period	309,763,523	398,590,569
End of Period	$239,766,808	$309,763,523

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022

1. Organization and Accounting Policies

Morgan Stanley U.S. Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. The Fund's investment objective is to seek a high level of current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class L shares, Class I shares and Class C shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class L shares and Class C shares incur distribution expenses.

The Fund suspended offering Class L shares to all investors (as of April 30, 2015). Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets; (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the market quotations are not reflective of a security's market value, portfolio

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

E. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$775,764	$—	$775,764
Agency Bond — Finance (U.S. Government Guaranteed)	—	717,850	—	717,850
Agency Bond — Sovereign (U.S. Government Guaranteed)	—	738,064	—	738,064
Agency Fixed Rate Mortgages	—	100,871,333	—	100,871,333
Asset-Backed Securities	—	8,637,869	—	8,637,869
Collateralized Mortgage Obligations — Agency Collateral Series	—	211,985	—	211,985
Commercial Mortgage-Backed Securities	—	46,123,426	—	46,123,426
Mortgages — Other	—	17,509,943	—	17,509,943
Municipal Bonds	—	39,400,084	—	39,400,084
U.S. Agency Security	—	7,223,547	—	7,223,547
U.S. Treasury Securities	—	11,820,884	—	11,820,884
Total Fixed Income Securities	—	234,030,749	—	234,030,749
Short-Term Investments
U.S. Treasury Securities	—	61,967,979	—	61,967,979
Futures Contracts	22,141	—	—	22,141
Total Assets	22,141	295,998,728	—	296,020,869
Liabilities:
Futures Contracts	(193,977)	—	—	(193,977)
Total	$(171,836)	$295,998,728	$—	$295,826,892

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2022:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$22,141	(a)	Variation margin on open futures contracts	$(193,977	)(a)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2022 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS
Interest Rate Risk	$(3,449,081)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS
Interest Rate Risk	$11,728

For the year ended December 31, 2022, the average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$88,277,354

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% to the portion of the daily net assets exceeding $12.5 billion. For the year ended December 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.28% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class A, 1.12% for Class L, 0.52% for Class I and 1.62% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, $370,105 of advisory fees were waived and $188,907 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2022, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2022, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares of $3,245 and received $4,360 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2022		FOR THE YEAR ENDED DECEMBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,315,356	$9,961,119	1,261,611	$11,007,961
Reinvestment of dividends and distributions	743,056	5,663,953	671,380	5,848,925
Redeemed	(4,977,427)	(38,304,716)	(5,171,836)	(45,096,919)
Net decrease — Class A	(2,919,015)	(22,679,644)	(3,238,845)	(28,240,033)
CLASS L SHARES
Exchanged	7,366	56,369	6,356	54,980
Reinvestment of dividends and distributions	14,479	111,237	13,048	114,582
Redeemed	(105,631)	(816,705)	(82,055)	(718,634)
Net decrease — Class L	(83,786)	(649,099)	(62,651)	(549,072)
CLASS I SHARES
Sold	983,081	7,571,940	2,000,277	17,439,031
Reinvestment of dividends and distributions	175,093	1,334,167	190,638	1,663,846
Redeemed	(1,269,977)	(9,699,898)	(6,785,268)	(59,301,487)
Net decrease — Class I	(111,803)	(793,791)	(4,594,353)	(40,198,610)
CLASS C SHARES
Sold	410,295	3,178,925	196,181	1,723,819
Reinvestment of dividends and distributions	11,243	86,389	12,151	106,407
Redeemed	(397,117)	(3,146,925)	(716,701)	(6,313,463)
Net increase (decrease) — Class C	24,421	118,389	(508,369)	(4,483,237)
Net decrease in Fund	(3,090,183)	$(24,004,145)	(8,404,218)	$(73,470,952)

7. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

8. Dividend Disbursing and Transfer/Co-Transfer Agent

The Fund's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Fund pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Fund.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

9. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2022, aggregated $849,337,593 and $878,632,230, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $826,827,392 and $831,155,533, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by $1,647 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE DECEMBER 31, 2021	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE DECEMBER 31, 2022
Liquidity Funds	$5,540,185	$150,208,669	$155,748,854	$15,167	$—	$—	$—

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2022, included in "Trustees' fees and expenses" in the Statement of

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

Operations amounted to $4,852. At December 31, 2022, the Fund had an accrued pension liability of $51,004, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 DISTRIBUTIONS PAID FROM:	2021 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME
$7,424,647	$8,038,713

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2022.

At December 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$2,953,545	$—

At December 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of $9,704,386 and $15,514,015, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

11. Market Risk and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

12. Credit Facility

The Fund and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

13. Other

At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 61.7%.

14. LIBOR Discontinuance or Unavailability Risk

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2022 continued

until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

15. Results of Special Meeting of Shareholders (unaudited)

On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	FOR	AGAINST
Frances L. Cashman	28,352,031	1,371,321
Nancy C. Everett	28,423,337	1,300,015
Eddie A. Grier	28,343,841	1,379,511
Jakki L. Haussler	28,412,334	1,311,018
Patricia A. Maleski	28,419,823	1,303,529

Morgan Stanley U.S. Government Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2022		2021		2020		2019		2018
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.56		$8.94		$8.68		$8.41		$8.67
Income (loss) from investment operations:
Net investment income	0.20		0.18		0.20		0.27		0.25
Net realized and unrealized gain (loss)	(1.31)		(0.36)		0.28		0.27		(0.26)
Total income (loss) from investment operations	(1.11)		(0.18)		0.48		0.54		(0.01)
Less dividends from net investment income	(0.21)		(0.20)		(0.22)		(0.27)		(0.25)
Net asset value, end of period	$7.24		$8.56		$8.94		$8.68		$18.41
Total Return(1)	(13.03)%		(2.06)%		5.55%		6.43%		(0.01)%
Ratios to Average Net Assets:
Net expenses	0.85	%(2)(4)	0.85	%(2)(4)	0.85	%(2)(4)	0.85	%(2)(3)(4)	0.87	%(2)(4)
Net investment income	2.61	%(2)(4)	1.98	%(2)(4)	2.32	%(2)(4)	2.97	%(2)(4)	3.01	%(2)(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$190,426		$249,990		$289,964		$295,522		$34,504
Portfolio turnover rate	321%		376%		189%		167%		159%

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (3)  Effective February 28, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class A shares. Prior to February 28, 2019, the maximum ratio was 0.87% for Class A shares.

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2022	1.05%	2.41%
December 31, 2021	0.98	1.85
December 31, 2020	0.97	2.20
December 31, 2019	0.99	2.83
December 31, 2018	1.02	2.86

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2022		2021		2020		2019		2018
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.63		$9.01		$8.75		$8.48		$8.73
Income (loss) from investment operations:
Net investment income	0.18		0.16		0.18		0.24		0.23
Net realized and unrealized gain (loss)	(1.32)		(0.37)		0.27		0.27		(0.25)
Total income (loss) from investment operations	(1.14)		(0.21)		0.45		0.51		(0.02)
Less dividends from net investment income	(0.19)		(0.17)		(0.19)		(0.24)		(0.23)
Net asset value, end of period	$7.30		$8.63		$9.01		$8.75		$8.48
Total Return(1)	(13.28)%		(2.32)%		5.21%		6.09%		(0.25)%
Ratios to Average Net Assets:
Net expenses	1.12	%(2)(3)	1.12	%(2)(3)	1.12	%(2)(3)	1.12	%(2)(3)	1.10	%(2)(3)
Net investment income	2.31	%(2)(3)	1.69	%(2)(3)	2.02	%(2)(3)	2.73	%(2)(3)	2.74	%(2)(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$4,004		$5,454		$6,259		$6,668		$7,411
Portfolio turnover rate	321%		376%		189%		167%		159%

  (1)  Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (3)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2022	1.33%	2.10%
December 31, 2021	1.25	1.56
December 31, 2020	1.24	1.90
December 31, 2019	1.25	2.60
December 31, 2018	1.20	2.64

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2022		2021		2020		2019		2018
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.56		$8.94		$8.69		$8.41		$8.67
Income (loss) from investment operations:
Net investment income	0.23		0.21		0.23		0.29		0.28
Net realized and unrealized gain (loss)	(1.30)		(0.36)		0.27		0.28		(0.26)
Total income (loss) from investment operations	(1.07)		(0.15)		0.50		0.57		0.02
Less dividends from net investment income	(0.24)		(0.23)		(0.25)		(0.29)		(0.28)
Net asset value, end of period	$7.25		$8.56		$8.94		$8.69		$8.41
Total Return(1)	(12.63)%		(1.74)%		5.77%		6.90%		0.34%
Ratios to Average Net Assets:
Net expenses	0.52	%(2)(3)	0.52	%(2)(3)	0.52	%(2)(3)	0.52	%(2)(3)	0.52	%(2)(3)
Net investment income	2.95	%(2)(3)	2.33	%(2)(3)	2.61	%(2)(3)	3.35	%(2)(3)	3.36	%(2)(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$40,444		$48,749		$91,971		$65,594		$67,487
Portfolio turnover rate	321%		376%		189%		167%		159%

  (1)  Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (3)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2022	0.80%	2.67%
December 31, 2021	0.72	2.13
December 31, 2020	0.73	2.40
December 31, 2019	0.74	3.13
December 31, 2018	0.72	3.16

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2022		2021		2020		2019		2018
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.63		$9.01		$8.75		$8.48		$8.74
Income (loss) from investment operations:
Net investment income	0.14		0.12		0.13		0.20		0.19
Net realized and unrealized gain (loss)	(1.32)		(0.37)		0.28		0.27		(0.26)
Total income (loss) from investment operations	(1.18)		(0.25)		0.41		0.47		(0.07)
Less dividends from net investment income	(0.15)		(0.13)		(0.15)		(0.20)		(0.19)
Net asset value, end of period	$7.30		$8.63		$9.01		$8.75		$8.48
Total Return(1)	(13.72)%		(2.81)%		4.69%		5.56%		(0.76)%
Ratios to Average Net Assets:
Net expenses	1.62	%(2)(3)	1.62	%(2)(3)	1.62	%(2)(3)	1.62	%(2)(3)	1.62	%(2)(3)
Net investment income	1.79	%(2)(3)	1.21	%(2)(3)	1.40	%(2)(3)	2.23	%(2)(3)	2.24	%(2)(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$4,893		$5,571		$10,397		$2,163		$2,012
Portfolio turnover rate	321%		376%		189%		167%		159%

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (3)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2022	1.79%	1.62%
December 31, 2021	1.73	1.10
December 31, 2020	1.72	1.30
December 31, 2019	1.85	2.00
December 31, 2018	1.96	1.90

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley U.S. Government Securities Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley U.S. Government Securities Trust (the "Fund"), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2023

Morgan Stanley U.S. Government Securities Trust

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley U.S. Government Securities Trust

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley U.S. Government Securities Trust

U.S. Customer Privacy Notice (unaudited) continued   April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley U.S. Government Securities Trust

U.S. Customer Privacy Notice (unaudited) continued   April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Vertiv Holdings Co. (VRT) (August 2022); Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling 1 (800) 869-6397.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2023 Morgan Stanley

USGANN
5448312 EXP 02.29.24

Item 2. Code of Ethics.

(a)            The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            No information need be disclosed pursuant to this paragraph.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)

(1)            The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)            Not applicable.

(3)            Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2022

	Registrant		Covered Entities(1)
Audit Fees	$67,514		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$5,778,872	(5)
Total Non-Audit Fees	$—		$5,778,872

Total	$67,514		$5,778,872

2021

	Registrant		Covered Entities(1)
Audit Fees	$63,692		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$26,678,468	(4)
All Other Fees	$—		$—	(5)
Total Non-Audit Fees	$—		$26,678,468

Total	$63,692		$26,678,468

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3            This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2022/2023 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services
●	Management functions
●	Human resources
●	Broker-dealer, investment adviser or investment banking services
●	Legal services
●	Expert services unrelated to the audit

(i)            Not Applicable.

(j)            Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley U.S. Government Securities Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

February 16, 2023

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

February 16, 2023